                                                                     EXHIBIT 24



                               POWER OF ATTORNEY



         WHEREAS, HADSON CORPORATION (the "Company"), a Delaware corporation, intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby constitute and appoint ROBERT P. CAPPS his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead in the capacity of Executive Vice President, Chief Financial Officer and Treasurer of the Company said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file same with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of March, 1995.


                                           /s/ J. Michael Adcock
                                           J. MICHAEL ADCOCK, Director

                               POWER OF ATTORNEY



         WHEREAS, HADSON CORPORATION (the "Company"), a Delaware corporation, intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby constitute and appoint ROBERT P. CAPPS his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead in the capacity of Executive Vice President, Chief Financial Officer and Treasurer of the Company said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file same with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 23rd day of March, 1995.


                                          /s/ J. Frank Haasbeek
                                          J. FRANK HAASBEEK, Director

                               POWER OF ATTORNEY



         WHEREAS, HADSON CORPORATION (the "Company"), a Delaware corporation, intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby constitute and appoint ROBERT P. CAPPS his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead in the capacity of Executive Vice President, Chief Financial Officer and Treasurer of the Company said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file same with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 23rd day of March, 1995.


                                          /s/ James L. Payne
                                          JAMES L. PAYNE, Director

                               POWER OF ATTORNEY



         WHEREAS, HADSON CORPORATION (the "Company"), a Delaware corporation, intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby constitute and appoint ROBERT P. CAPPS his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead in the capacity of Executive Vice President, Chief Financial Officer and Treasurer of the Company said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file same with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of March, 1995.


                                          /s/ Michael J. Rosinski
                                          MICHAEL J. ROSINSKI, Director

                               POWER OF ATTORNEY



         WHEREAS, HADSON CORPORATION (the "Company"), a Delaware corporation, intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby constitute and appoint ROBERT P. CAPPS his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead in the capacity of Executive Vice President, Chief Financial Officer and Treasurer of the Company said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file same with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 23rd day of March, 1995.


                                              /s/ B. M. Thompson
                                              B. M. THOMPSON, Director

                               POWER OF ATTORNEY



         WHEREAS, HADSON CORPORATION (the "Company"), a Delaware corporation, intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, together with any and all exhibits and other documents having relation to said Annual Report on Form 10-K;

         NOW, THEREFORE, the undersigned, in the capacity of Director of the Company, does hereby constitute and appoint ROBERT P. CAPPS his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead in the capacity of Executive Vice President, Chief Financial Officer and Treasurer of the Company said Annual Report on Form 10-K and all documents necessary or incidental in connection therewith and to file same with the Securities and Exchange Commission. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming the acts that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of March, 1995.


                                             /s/ R. A. Walker
                                             R. A. WALKER, Director